UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) August 1, 2008
E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-815	51-0014090
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)
1007 Market Street
Wilmington, Delaware 19898
(Address of principal executive offices)
Registrant’s telephone number, including area code: (302) 774-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     Effective August 1, 2008, the Company amended its Bylaws as follows:
•	Article III, Sections 1 and 9 were amended to reflect the Science and Technology Committee as a committee of the Board of Directors of the Company.
•	Article III, Section 5 was amended to replace “independent public accountants” with “independent registered public accounting firm.”
•	Articles V and VI were amended to replace each instance therein of “Senior Vice President- Finance” with “Executive Vice President- DuPont Finance.”
     The foregoing description is qualified in its entirety by reference to the text of the amendment to the Company’s Bylaws, which is filed as Exhibit 99 to this report.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits.
     The following exhibits are filed herewith:
99	Text of the amendment to the Company’s Bylaws effective August 1, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY (Registrant)
/s/ Barry J. Niziolek
Barry J. Niziolek
Vice President and Controller

August 7, 2008

Exhibit
Number	Description

99	Text of the amendment to the Company’s Bylaws effective August 1, 2008.

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